EXHIBIT 10.1

J & J SNACK FOODS CORP.

2011 STOCK OPTION PLAN

1.	Purpose of Plan

The purpose of the Stock Option Plan (the “Plan”) contained herein is to provide additional incentive to officers, directors, key employees and important consultants of J & J Snack Foods Corp. (the “Corporation”) and each present or future parent or subsidiary corporation of the Corporation by encouraging them to invest in shares of the Corporation's common stock, no par value per share (the “Common Stock”) and thereby acquire a proprietary interest in the Corporation along with an increased personal interest in the Corporation's continued success and progress, to the mutual benefit of directors, employees and shareholders.

2.	Aggregate Number of Shares

800,000 shares of Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee, as defined in Section 4 below, deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan. No optionee shall be granted options to acquire more than 50,000 shares of Common Stock during any calendar year under the Plan.

3.	Class of Persons Eligible to Receive Options

All officers, directors and key employees of the Corporation and of any present or future parent or subsidiary corporation of the Corporation are eligible to receive an option or options under this Plan.  All important consultants to the Corporation are also eligible to receive an option or options under the Plan.  The individuals who shall, in fact, receive an option or options shall be selected by the Committee, as defined in Section 4 below, in its sole discretion, except as otherwise specified in Sections 4 and 5 of this Plan.

4.	Administration of Plan

(a) This Plan shall be administered by a Committee appointed by the Board of Directors (the “Committee”). The Committee shall consist of a minimum of three and a maximum of five members of the Board of Directors, each of whom shall be a “disinterested person” as defined in Rule 16b-3(d)(3) under the Securities Exchange Act of 1934, as amended, promulgated by the Securities and Exchange Commission (hereafter the “SEC”) or any future corresponding rule. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an incentive stock option or a non-qualified stock option, the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability (provided, however, that no option shall be exercisable within one (1) year from the date of its grant), and, subject to Section 5 of this Plan, the price at which each of the options is exercisable and the duration of the option.

(b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to the Committee or the Board of Directors, or for the acts or omissions of any other member(s) of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies on the Committee, however caused, may be filled by the Board of Directors, if it so desires.

5.	Incentive Stock Options and Non-Qualified Stock Options

(a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) of this Plan or Non-Qualified Stock Options granted pursuant to Section 5(c) of this Plan, as determined by the Committee. An “Incentive Stock Option” is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, and a Non-Qualified Stock Option is an option which either does not satisfy all of these requirements or the option by its terms specifies at the time of grant that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options and Non – Qualified Stock Options issued under this Plan shall be equal to at least the "fair market value" of the Common Stock on the date of the grant of the option. The "fair market value" of the Common Stock on any particular date shall mean the last reported sale price of a share of the Common Stock on the NASDAQ National Market System, as reported by NASDAQ, or on any stock exchange on which such stock is then listed or admitted to trading, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Committee.

(b) Subject to the authority of the Committee set forth in Section 4(a) of this Plan, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix “I” attached to this Plan, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall be exercisable for a period determined by the Committee, but not to exceed the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the Option. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix "I" for any particular optionee, provided that the option as modified or amended satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

(c) Subject to the authority of the Committee set forth in Section 4(a) of this Plan, Non-Qualified Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix “II” attached to this Plan, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire as determined by the Committee but such period shall not exceed ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may in its discretion, modify or amend any of the option terms contained in Appendix “II” for any particular optionee, provided that the option as modified or amended does not expire more than ten years from the date of its grant.  Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued in the form determined by the Committee from time to time.

(d) Neither the Corporation nor any of its current or future parents, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) of this Plan does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax benefits of such an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) of this Plan is an "Incentive Stock Option".

(e) Notwithstanding any other provision of this Plan, and without limiting the ability to receive additional options under this Plan, on the last day of the Company's fiscal year the Chief Executive Officer of the Corporation shall but subject to the approval of the Compensation Committee be granted an option to purchase 20,000 shares of the Corporation's Common Stock. Such option shall be for a period of ten (10) years and shall be issued at the fair market value, as determined by the Compensation Committee, of the Corporation's Common Stock on the date of grant of such options. In the event of any change in the capitalization of the Corporation, such as by stock dividend, stock split or what the Board of Directors of the Corporation deems in its sole discretion to be similar circumstances, the number and kind of shares which may be issued under this paragraph shall be automatically adjusted by the Board of Directors of the Corporation.

(f) Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution.  Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee may provide that a Non-Qualified Stock Options is transferable to any “family Member” of the optionee by gift or qualified domestic relations order.  For purposes of this Section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

6.	Modification, Amendment, Suspension and Termination

Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Corporation but Options granted within said ten year period may extend beyond the termination date of this Plan. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Corporation in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholders of the Corporation in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

7.	Effectiveness of Plan

This Plan shall become effective on the date of its adoption by the Corporation's Board of Directors, subject however to approval by the shareholders of the Corporation in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

8.	General Conditions

(a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Corporation or any affiliated or subsidiary corporation or interfere in any way with the rights of the Corporation or any affiliated or subsidiary corporation of the Corporation to terminate his employment in any way.

(b) Action by the Corporation constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

(c) The term “parent corporation” and “subsidiary corporation” as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Corporation shall be deemed to be the grantor corporation for purposes of applying such meaning.

(d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

APPENDIX “I”

INCENTIVE STOCK OPTION

TO:
NAME

ADDRESS

DATE:

You are hereby granted an option, effective as of the date hereof, to purchase             shares of common stock, no par value per share (the “Common Stock”), of J & J Snack Foods Corp. (the “Corporation”) at a price of $________ per share pursuant to the Corporation’s Stock Option Plan, as amended (the “Plan”).  Your option price is intended to equal at least the fair market value of the Common Stock as of the date hereof.  Your option may first be exercised on and after three years from the date of this option, but not before that time.  No fractional shares shall be issued or delivered.

This option shall terminate and is not exercisable after ______________ (the “Scheduled Termination Date”), except if terminated earlier as hereafter provided.

You may exercise your option by giving written notice to the Secretary of the Corporation on forms supplied by the Corporation at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms:  (a) cash, which may be evidenced by a check; (b) certificates representing shares of Common Stock, which will be valued by the Secretary of the Corporation at the fair market value per share of the Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the delivery of such certificates to the Corporation, accompanied by an assignment of the stock to the Corporation; or (c) any combinations of cash and Common Stock valued as provided in clause (b)  Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Corporation, including guarantees of signature(s) and payment of all transfer taxes if he deems such guarantees necessary or desirable.  Your option may be exercised under the so-called “cashless” exercise provisions set forth in 12 CFR [220.3(e)(4)] if arrangements, satisfactory in all respects to the Corporation and approved in writing by the Corporation, are made in advance of the option exercise.  The Corporation reserves the right to limit the number of shares of the Common Stock used for purposes of the option exercise.

Your option will, to the extent not previously exercised by you, terminate on the date either (i) except in the case of your being employed by the Corporation for a period of in excess of ten (10) years and you retire at your normal retirement age, you cease to perform services for the Corporation or a subsidiary, or (ii) the Corporation or a subsidiary corporation of the Corporation delivers or receives notice of an intention to terminate the employment relationship, regardless of whether or not a different effective date of termination is provided in such notice, whether such termination is voluntary or not, but not if your termination is due to disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), or death (but in no event shall the option terminate later than the Scheduled Termination Date).  After the date your service or employment is terminated, as aforesaid, you may not exercise this option.  If you are employed by a subsidiary corporation of the Corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a subsidiary corporation of the Corporation, unless you are on that date transferred to the Corporation or another subsidiary corporation of the Corporation.  Your employment shall not be deemed to have terminated if you are transferred from the Corporation to a subsidiary corporation of the Corporation, or vice versa, or from one subsidiary corporation of the Corporation to another subsidiary corporation of the Corporation.

If (1) you die while employed by the Corporation or a subsidiary corporation of the Corporation, or (2) if you die and were a retiree who retired at normal retirement age after being employed for a period in excess of ten (10) years, then your legatee(s), distributee(s), executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment by the Corporation or a subsidiary corporation of the Corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Terminated Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Corporation prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares will be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Corporation.  The Corporation reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Corporation deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable if the following event occurs and during the following periods of time:

During any period of time in which the Corporation deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale hereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Corporation to be legally obligated to issue or sell more shares than the Corporation is legally entitled to issue or sell.

At the time of issuance of securities pursuant to this Plan, the Corporation may require such restrictions, legends or other provisions as it deems necessary to comply with any federal or state securities law.

It is the intention of the Corporation and you that this option shall, if possible, be an “incentive stock option” as that is used in Section 422 of the Code and the regulations thereunder.  In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an “incentive stock option,” this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof.  In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Corporation and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Corporation unless in writing or signed by the Chief Executive Officer of the Corporation.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

This option is void unless a signed copy of the option together with a signed copy of a “Mutual Agreement to Arbitrate Claims” is returned to the Corporation no later than __________.
Agreements by the Recipient

In addition to such other conditions as may be established by the Committee, in consideration of the granting of stock options under the terms of this Plan, the recipient agrees as follows:

(a)  The right to exercise any stock option shall be conditional upon certification by the recipient at time of exercise that the recipient intends to remain in the employ of the Corporation or one of its subsidiaries (except in cases of retirement or disability) for at least one (l) year following the date of the exercise of the stock option, and

(b)  In order to better protect the goodwill of the Corporation and its subsidiaries and to prevent the disclosure of the Corporation’s or its subsidiaries’ trade secrets and confidential information and thereby help insure the long-term success of the business, the recipient, for a period of three (3) years following the later of (i) the date of the granting or (ii) exercise of this stock option, without prior written consent of the Corporation, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, consultant or otherwise in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of the Corporation or its subsidiaries (including both existing products as well as products known to the recipient, as a consequence of the recipient’s employment with the Corporation or one of its subsidiaries, to be in development):

(1)  with respect to which the recipient’s work has been directly concerned at any time during the two (2) years preceding termination of employment with the Corporation or one of its subsidiaries or

(2)  with respect to which during that period of time the recipient, as a consequence of the recipient’s job performance and duties, acquired knowledge of trade secrets or other confidential information of the Corporation or its subsidiaries.

For purposes of this section, it shall be conclusively presumed that recipients have knowledge of information they were directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(c)  The provisions of this Article are not in lieu of, but are in addition to the continuing obligation of the recipient (which recipient hereby acknowledges) to not use or disclose the Corporation’s or its subsidiaries’ trade secrets and confidential information known to the recipient until any particular trade secret or confidential information become generally known (through no fault of the recipient), whereupon the restriction on use and disclosure shall cease as to that item.  Information regarding products in development, in test marketing or being marketed or promoted in a discrete geographic region, which information the Corporation or one of its subsidiaries is considering the broader use, shall not be deemed generally known until such broader use is actually commercially implemented.  As used in this Article, “generally known” means known throughout the domestic U.S. industry or, in the case of recipient who have job responsibilities outside of the United States, the appropriate foreign country or countries’ industry.

(d)  By acceptance of any offered stock option granted under the terms of this Plan, the recipient acknowledges that if the recipient were, without authority, to use or disclose the Corporation’s or any of its subsidiaries’ trade secrets or confidential information or threaten to do so, the Corporation or one of its subsidiaries would be entitled to injunctive and other appropriate relief to prevent the recipient from doing so.  The recipient acknowledges that the harm caused to the Corporation by the breach or anticipated breach of this Article is by its nature irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue.  The recipient consents that any interim or final equitable relief entered by a court of competent jurisdiction shall, at the request of the Corporation or one of its subsidiaries, be entered on consent and enforced by any court having jurisdiction over the recipient, without prejudice to any rights either party may have to appeal from the proceedings which resulted in any grant of such relief.

(e)  If any of the provisions contained in this Article shall for any reason, whether by application of existing law or law which may develop after the recipient’s acceptance of an offer of the granting of stock appreciation rights or stock options, be determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, the recipient agrees to join the Corporation or any of its subsidiaries in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then applicable law.  If any one or more of the terms, provisions, covenants, or restrictions of this Article shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants, and restrictions of this Article shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Please sign the copy of this option and return it to the Corporation’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

J & J SNACK FOODS CORP.

(SEAL)	BY:
	NAME:	Gerald B. Shreiber
	TITLE:	President

I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.

(Signature)	(Date)

ADDENDIX “II”

NON-QUALIFIED STOCK OPTION

TO:
NAME

ADDRESS

DATE:

You are hereby granted an option, effective as of the date hereof, to purchase _____ Shares of common stock, no par value per share (the “Common Stock”), of J & J Snack Foods Corp. (the “Corporation”) at the price of $_______ per share pursuant to the Corporation’s Stock Option Plan, as amended (the “Plan”).  Your option price is intended to equal at least the fair market value of the Common Stock as of the date hereof.  Your option may first be exercised on and after three years from the date of this option, but not before that time.  No fractional shares shall be issued or delivered.

This option shall terminate and is not exercisable after ________________ (the “scheduled Termination Date”), except if terminated earlier as hereafter provided.

You may exercise your option by giving written notice to the Secretary of the corporation on forms supplied by the Corporation at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms:  (a) cash, which may be evidenced by a check; (b) certificates representing shares of Common Stock, which will be valued by the Secretary of the Corporation at the fair market value per share of the Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the delivery of such certificates to the corporation, accompanied by an assignment of the stock to the corporation; or (c) any combination of cast and Common Stock valued as provided in clause (b).  Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Corporation, including guarantees of signature(s) and payment of all transfer taxes if he deems such guarantees necessary or desirable.  Your option may be exercised under the so called “cashless” exercise provisions set forth in 12 CFR [220.3(e)(4)] if arrangements, satisfactory in all respects to the corporation and approved in writing by the corporation, are made in advance of the option exercise.  The corporation reserves the right to limit the number of shares of the Common Stock used for purposes of the option exercise.

Your option will, to the extent not previously exercised by you, terminate on the date either (i) except in the case of your being employed by the Corporation for a period of in excess of ten (10) years and you retire at your normal retirement age, you cease to perform services for the Corporation or a subsidiary, or (ii) the Corporation or a subsidiary corporation of the corporation delivers or receives notice of an intention to terminate the employment relationship, regardless of whether or not a different effective date of termination in provided in such notice, whether such termination is voluntary or not, but not if your termination is due to disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), or death(but in no event shall the option terminate later that the Scheduled Termination Date)>  After the date your service or employment is terminated, as aforesaid, you may not exercise this option.  If your are employed by a subsidiary corporation of the Corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a subsidiary corporation of the Corporation, unless you are on that date transferred to the Corporation or another subsidiary corporation of the Corporation.  Your employment shall not be deemed to have terminated if you are transferred from the Corporation to a subsidiary corporation of the Corporation, or vice versa, or from one subsidiary corporation of the Corporation to another subsidiary corporation of the Corporation.

If (1) you die while employed by the Corporation or a subsidiary corporation of the Corporation, or (2) if you die and were a retiree who retired at normal retirement age after being employed for a period in excess of ten (10) years, then your legatee (s), distributee(s), executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment by the Corporation or a subsidiary corporation of the corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Terminated Date), exercise the option as to any shares which you had a right to purchase and did not purchase4 prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the corporation prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option prove of such shares will be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Corporation.  The Corporation reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Corporation deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable if the following event occurs and during the following periods of time:

During any period of time in which the Corporation deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale hereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Corporation to be legally obligated to issue or sell more shares than the Corporation is legally entitled to issue or sell.

At the time of issuance of securities pursuant to this Plan, the corporation may require such restrictions, legends or other provisions as it deems necessary to comply with any federal or state securities law.

It is the intention of the Corporation and you that this option shall not be an “incentive stock option” as that is used in Section 422 of the Code and the regulation thereunder.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof.  In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Corporation and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Corporation unless in writing or signed by the Chief Executive Officer of the corporation.  Whit option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

This option is void unless a signed copy of the option together with a signed copy of a “Mutual Agreement to Arbitrate Claims” is returned to the Corporation no later than ________.
Agreements by the Recipient

In addition to such other conditions as may be established by the Committee, in consideration of the granting of stock options under the terms of this Plan, the recipient agrees as follows:

(a)  The right to exercise any stock option shall be conditional upon certification by the recipient at time of exercise that the recipient intends to remain in the employ of the Corporation or one of its subsidiaries (except in cases of retirement or disability) for at least one (l) year following the date of the exercise of the stock option, and

(b)  In order to better protect the goodwill of the Corporation and its subsidiaries and to prevent the disclosure of the Corporation’s or its subsidiaries’ trade secrets and confidential information and thereby help insure the long-term success of the business, the recipient, for a period of three (3) years following the later of (i) the date of the granting or (ii) exercise of this stock option, without prior written consent of the Corporation, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, consultant or otherwise in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of the Corporation or its subsidiaries (including both existing products as well as products known to the recipient, as a consequence of the recipient’s employment with the Corporation or one of its subsidiaries, to be in development):

(1)  with respect to which the recipient’s work has been directly concerned at any time during the two (2) years preceding termination of employment with the Corporation or one of its subsidiaries or

(2)  with respect to which during that period of time the recipient, as a consequence of the recipient’s job performance and duties, acquired knowledge of trade secrets or other confidential information of the Corporation or its subsidiaries.

For purposes of this section, it shall be conclusively presumed that recipients have knowledge of information they were directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(c)  The provisions of this Article are not in lieu of, but are in addition to the continuing obligation of the recipient (which recipient hereby acknowledges) to not use or disclose the Corporation’s or its subsidiaries’ trade secrets and confidential information known to the recipient until any particular trade secret or confidential information become generally known (through no fault of the recipient), whereupon the restriction on use and disclosure shall cease as to that item.  Information regarding products in development, in test marketing or being marketed or promoted in a discrete geographic region, which information the Corporation or one of its subsidiaries is considering the broader use, shall not be deemed generally known until such broader use is actually commercially implemented.  As used in this Article, “generally known” means known throughout the domestic U.S. industry or, in the case of recipient who have job responsibilities outside of the United States, the appropriate foreign country or countries’ industry.

(d)  By acceptance of any offered stock option granted under the terms of this Plan, the recipient acknowledges that if the recipient were, without authority, to use or disclose the Corporation’s or any of its subsidiaries’ trade secrets or confidential information or threaten to do so, the Corporation or one of its subsidiaries would be entitled to injunctive and other appropriate relief to prevent the recipient from doing so.  The recipient acknowledges that the harm caused to the Corporation by the breach or anticipated breach of this Article is by its nature irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue.  The recipient consents that any interim or final equitable relief entered by a court of competent jurisdiction shall, at the request of the Corporation or one of its subsidiaries, be entered on consent and enforced by any court having jurisdiction over the recipient, without prejudice to any rights either party may have to appeal from the proceedings which resulted in any grant of such relief.

(e)  If any of the provisions contained in this Article shall for any reason, whether by application of existing law or law which may develop after the recipient’s acceptance of an offer of the granting of stock appreciation rights or stock options, be determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, the recipient agrees to join the Corporation or any of its subsidiaries in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then applicable law.  If any one or more of the terms, provisions, covenants, or restrictions of this Article shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants, and restrictions of this Article shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Please sign the copy of this option and return it to the corporation’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

J & J SNACK FOODS CORP.

(SEAL)	BY:
	NAME:	Gerald B. Shreiber
	TITLE:	President

I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it here signify my understanding of, and my agreement with, its terms and conditions.

(Signature)	(Date)